                                                                    EXHIBIT 10.3

                                 $475,000,000

                     AMENDED AND RESTATED CREDIT AGREEMENT

                                     among

                         CONCENTRA MANAGED CARE, INC.

                                 as Holdings,

                       CONCENTRA OPERATING CORPORATION,

                                 as Borrower,

                              The Several Lenders
                       from Time to Time Parties Hereto,

                           THE CHASE MANHATTAN BANK,
                           as Administrative Agent,

                          CREDIT SUISSE FIRST BOSTON
                                      and
                             FLEET NATIONAL BANK,
                          as Co-Documentation Agents,

                                      and

                          DLJ CAPITAL FUNDING, INC.,
                             as Syndication Agent,

                          Dated as of March 21, 2000



                             CHASE SECURITIES INC.
                                      and
                          DLJ CAPITAL FUNDING, INC.,
                 as Co-Lead Arrangers and Joint Book Managers

          AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 21, 2000 (this "Amendment"), to the Credit Agreement, dated as of August 17, 1999 (the
       ---------
"Credit Agreement"), among CONCENTRA MANAGED CARE, INC., a Delaware corporation
-----------------
("Holdings"), CONCENTRA OPERATING CORPORATION, a Nevada corporation (the
  --------
"Borrower"), the several banks and other financial institutions or entities from
 --------
time to time parties to the Credit Agreement  (the "Lenders"), THE CHASE
                                                    -------
MANHATTAN BANK, as administrative agent (the "Administrative Agent"), CREDIT
                                              --------------------
SUISSE FIRST BOSTON and FLEET NATIONAL BANK, as co-documentation agents (the

"Co-Documentation Agents"), and DLJ CAPITAL FUNDING, INC., as syndication agent
------------------------
(the "Syndication Agent").
      -----------------

                             W I T N E S S E T H:
                             -------------------

          WHEREAS, the Borrower, the Lenders, the Administrative Agent, the Co-Documentation Agents and the Syndication Agent are parties to the Credit Agreement;

          WHEREAS, the Borrower has requested that the Lenders amend and restate certain provisions contained in the Credit Agreement as set forth herein; and

          WHEREAS, the Required Lenders have consented to the requested amendments to, and restatements of, the Credit Agreement on and subject to the terms and conditions as set forth herein.

          NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

I.   Definitions.  Unless otherwise defined herein, terms defined in the Credit
     -----------
Agreement are used herein as therein defined.

II.  Amendment and Restatement.  The parties hereto agree that the Credit
     -------------------------
Agreement shall be amended and restated by incorporating the Credit Agreement by reference herein and amending and restating it as expressly set forth below:

A.   Amendments to Section 1 (Definitions).
     -------------------------------------
1. Section 1.1 of the Credit Agreement is hereby amended by adding in their proper alphabetical order the following definitions:

     "Amendment Effective Date":  the date on which each of the conditions
     -------------------------
precedent set forth in the Amendment shall have been satisfied or waived.

          "Amendment":  the Amended and Restated Credit Agreement, dated as of
           ---------
March 21, 2000, among Holdings, the Borrower, the Required Lenders, the Administrative Agent, the Co-Documentation Agents and the Syndication Agent, to amend and restate certain provisions contained in the Credit Agreement, dated as of August 17, 1999, among Holdings, the Borrower, the Lenders, the Administrative Agent, the Co-Documentation Agents and the Syndication Agent.

1. Section 1.1 of the Credit Agreement is hereby amended by deleting in its entirety the definitions of "Applicable Margin", "Permitted Acquisition", "Pricing Grid" and substituting in lieu thereof, respectively, the following definitions in the proper alphabetical order:

          "Applicable Margin":  (a) Prior to the Amendment Effective Date, for
           -----------------
each Type of Loan, the rate per annum set forth under the relevant column heading below:

                               ABR Loans                  Eurodollar Loans
                               ---------                  ----------------

   Revolving Loans               1.75%                         2.75%
   Tranche B Term Loans          2.25%                         3.25%
   Tranche C Term Loans          2.50%                         3.50%

; provided, that on and after the first Adjustment Date occurring after the completion of four full fiscal quarters of the Borrower after the Closing Date, the Applicable Margin with respect to Revolving Loans will be determined pursuant to the Pricing Grid.

          (b) On and after the Amendment Effective Date, for each Type of Loan, the rate per annum set forth under the relevant column heading below:


                                ABR Loans                 Eurodollar Loans
                                ---------                 ----------------

   Revolving Loans               2.50%                          3.50%
   Tranche B Term Loans          3.00%                          4.00%
   Tranche C Term Loans          3.25%                          4.25%


; provided, that on and after the first Adjustment Date occurring after the completion of four full fiscal quarters of the Borrower after the Closing Date, the Applicable Margin with respect to Revolving Loans will be determined pursuant to the Pricing Grid.

          "Permitted Acquisition":  any acquisition by the Borrower or a
           ---------------------
Subsidiary of all or substantially all of the assets of, or all the Capital Stock of, a Person or division or line of business of a Person if, immediately after giving effect thereto, (a) no Default or Event of Default has occurred and is continuing or would result therefrom, (b) all transactions related thereto are consummated in accordance with applicable laws, except where any non-compliance could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect, (c) all of the Capital Stock in each Subsidiary formed for the purpose of or resulting from such acquisition shall be owned directly by the Borrower or a Subsidiary of the Borrower and all actions required to be taken with respect to such acquired or newly created Subsidiary under Section 6.10 have been taken, (d) the Borrower and its Subsidiaries are in compliance, on a pro forma basis as at the end of the last fiscal quarter of the Borrower for which financial statements are available after giving effect to such acquisition, with the covenants contained in Section 7.1 calculated as at the last day of the most recently ended fiscal quarter of the Borrower for which financial statements are available, as if such acquisition (and any related incurrence or repayment of Indebtedness, with any new Indebtedness being deemed amortized over the applicable testing period in accordance with its terms, and with any Revolving Loans borrowed in connection with such acquisition being deemed to be repaid with excess cash balances as available) had occurred on the first day of each relevant period for testing such compliance (provided, that, with respect to determining the
                         --------
compliance by the Borrower and its Subsidiaries with the covenant for Consolidated Leverage Ratio set forth in Section 7.1(a), each such ratio for the respective fiscal quarter set forth therein shall be deemed to have been decreased by 0.25, provided, further, that such decrease shall not apply in the
                   --------  -------
event the Consolidated Leverage Ratio is at or less than 3.00 to 1.00) and (e) the Borrower has delivered to the Administrative Agent an officers' certificate to the effect set forth in clauses (a), (b), (c) and (d) above, together with all relevant financial information for the Person or assets to be acquired.

    "Pricing Grid":  the pricing grid attached to Amendment as Annex A.

B. Amendment to Section 4 (Representations and Warranties). Section 4.2 of the Credit Agreement is hereby amended by adding immediately before the period at the end of such section the following phrase:", except as disclosed to the Administrative Agent and the Lenders on or prior to March 1, 2000".

C. Amendment to Section 6 (Affirmative Covenants). Section 6.1 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause
(ii) of paragraph (a) of said Section, (ii) deleting the period at the end of clause (ii) of paragraph (b) of said Section and substituting in lieu thereof"; and" and (iii) adding the following paragraph immediately after the word "and" at the end of clause (ii) of paragraph (b) of said Section:

           "(c) prior to an IPO, as soon as available, but in any event not later than 50 days after the end of each month occurring during each fiscal year (other than the third, sixth, ninth and twelfth such month) beginning as of April 1, 2000:

           (i) of the Borrower, a copy of (A) the unaudited consolidated balance sheets of the Borrower and its consolidated Subsidiaries as at the end of such month and the related unaudited consolidated statements of income and of cash flows for such month and the portion of the fiscal year through the end of such month, and (B) the unaudited consolidating statements of income of the Borrower for such month and the portion of the fiscal year through the end of such month (calculated on a business unit basis), setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments and the absence of notes thereto); and

           (ii) of Holdings, a copy of the unaudited consolidated balance sheets of Holdings and its consolidated Subsidiaries as at the end of such month and the related unaudited consolidated statements of income and of cash flows for such month and the portion of the fiscal year through the end of such month, setting forth in comparative form the figures for the previous year, certified by a Responsible

           Officer as being fairly stated in all material respects (s ubject to normal year-end audit adjustments and the absence of notes thereto)."

D.                                 Amendments to Section 7 (Negative Covenants).
                                   --------------------------------------------


1. Section 7.1(a) of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and substituting in lieu thereof the following table:

                                                 Consolidated
     Fiscal Quarter                             Leverage Ratio
     --------------                             --------------

     March 31, 2000                              5.85 to 1.00
     June 30, 2000                               5.80 to 1.00
     September 30, 2000                          5.70 to 1.00
     December 31, 2000                           5.30 to 1.00
     March 31, 2001                              5.30 to 1.00
     June 30, 2001                               5.00 to 1.00
     September 30, 2001                          5.00 to 1.00
     December 31, 2001                           4.75 to 1.00
     March 31, 2002                              4.50 to 1.00
     June 30, 2002                               4.25 to 1.00
     September 30, 2002                          4.00 to 1.00
     December 31, 2002                           3.75 to 1.00
     March 31, 2003                              3.75 to 1.00
     June 30, 2003                               3.50 to 1.00
     September 30, 2003                          3.25 to 1.00
     December 31, 2003                           3.00 to 1.00
     Each Quarter thereafter
         2004-2008                               3:00 to 1:00

2. Section 7.1(b) of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and substituting in lieu thereof the following table:

                                             Consolidated Interest
     Fiscal Quarter                             Coverage Ratio
     --------------                             --------------

     March 31, 2000                              1.50 to 1.00
     June 30, 2000                               1.50 to 1.00
     September 30, 2000                          1.50 to 1.00
     December 31, 2000                           1.50 to 1.00
     March 31, 2001                              1.50 to 1.00
     June 30, 2001                               1.50 to 1.00
     September 30, 2001                          1.75 to 1.00
     December 31, 2001                           1.75 to 1.00
     March 31, 2002                              1.75 to 1.00
     June 30, 2002                               2.00 to 1.00
     September 30, 2002                          2.00 to 1.00

             December 31, 2002                 2.25 to 1.00
             March 31, 2003                    2.25 to 1.00
             June 30, 2003                     2.50 to 1.00
             September 30, 2003                2.75 to 1.00
             December 31, 2003                 3.00 to 1.00
             March 31, 2004                    3.00 to 1.00
             June 30, 2004                     3.25 to 1.00
             September 30, 2004                3.50 to 1.00
             December 31, 2004                 4.00 to 1.00
             Each Quarter thereafter           4.00 to 1.00
                 2005-2008

3.  Section 7.7 of the Credit Agreement is hereby amended by deleting said
Section in its entirety and substituting in lieu thereof the following:

    7.7  Capital Expenditures.  Make or commit to make any Capital Expenditure
         --------------------
Expenditure, except (a) Maintenance Capital Expenditures of the Borrower and its Subsidiaries not exceeding the amount set forth opposite each of the fiscal years set forth below:

                                               Maintenance
             Fiscal Year                       Capital Expenditures
             -----------                       --------------------

             2000                               $32,500,000
             2001                               $37,500,000
             2002                               $42,500,000
             2003                               $50,000,000
             2004                               $55,000,000
             2005                               $60,000,000
             2006                               $65,000,000
             2007                               $70,000,000
             2008                               $75,000,000

; provided, that in the event Consolidated Leverage Ratios for the Borrower and
  --------
its Subsidiaries shall not exceed the respective Consolidated Leverage Ratios as originally set forth in Section 7.1(a) of this Agreement prior to the effectiveness of the Amendment for four consecutive fiscal quarters, which ratios are as set forth below for each relevant fiscal quarter:


                                               Consolidated
             Fiscal Quarter                    Leverage Ratio
             --------------                    --------------

             March 31, 2000                    5.25 to 1.00
             June 30, 2000                     5.00 to 1.00
             September 30, 2000                4.75 to 1.00
             December 31, 2000                 4.50 to 1.00
             March 31, 2001                    4.25 to 1.00
             June 30, 2001                     4.25 to 1.00

             September 30, 2001                4.00 to 1.00
             December 31, 2001                 3.75 to 1.00
             March 31, 2002                    3.50 to 1.00
             June 30, 2002                     3.50 to 1.00
             September 30, 2002                3.25 to 1.00
             December 31, 2002                 3.25 to 1.00
             Each Quarter thereafter
                  2003-2008                    3.00 to 1.00

, then the Maintenance Capital Expenditures of the Borrower and its Subsidiaries shall be permitted to be of amounts up to but not exceeding the Maintenance Capital Expenditures as originally set forth in Section 7.7 of this Agreement prior to the effectiveness of the Amendment, each of which amounts is as set forth below for each relevant fiscal year:

                                               Maintenance
             Fiscal Year                       Capital Expenditures
             -----------                       --------------------


             2000                              $50,000,000
             2001                              $55,000,000
             2002                              $55,000,000
             2003                              $60,000,000
             2004                              $60,000,000
             2005                              $70,000,000
             2006                              $70,000,000
             2007                              $80,000,000
             2008                              $90,000,000

; provided, further, in any event, that up to 50% of each such applicable amount
  --------  -------
set forth above in this Section 7.7, if not expended in the fiscal year for which it is permitted, may be carried over for expenditure in the next succeeding fiscal year, and (b) Acquisition Capital Expenditures of the Borrower and its Subsidiaries as permitted pursuant to Section 7.8A.

4. Section 7.8A of the Credit Agreement is hereby amended by deleting said Section in its entirety and substituting in lieu thereof the following:

          7.8A  Acquisitions.  Make or commit to make any Acquisition Capital
                ------------
Expenditures or purchase any assets constituting a business unit of, or the Capital Stock of, any Person, or make any investment in or loan or advance to any Permitted Joint Venture except for Acquisition Capital Expenditures, Permitted Acquisitions and investments in Permitted Joint Ventures involving the expenditure (including the principal amount of any Indebtedness incurred or assumed in connection with the same, the continuing Indebtedness of any acquired Person outstanding at any time of its Permitted Acquisition and the fair market value of any other non-cash consideration, but excluding common stock issued by Holdings as well as the proceeds received from the issuance of common stock of Holdings to the existing stockholders of Holdings or to the Sponsor in connection with the financing of Permitted Acquisitions, which proceeds may be used by the Borrower or its Subsidiaries for Permitted Acquisitions independent of the limits set forth in this Section 7.8A) in an aggregate amount not to exceed $20,000,000 in the fiscal year ending 2000, $22,500,000 in the fiscal year ending 2001, $25,000,000 in the fiscal year ending 2002, and $30,000,000 in each fiscal year thereafter, (which amount shall include a maximum of up to $10,000,000 in each fiscal year which may be used for investments in new

Permitted Joint Ventures formed or acquired after the Closing Date or the contribution of cash to existing Permitted Joint Ventures); provided, however,
                                                            --------  -------
that in the event Consolidated Leverage Ratios for the Borrower and its Subsidiaries shall not exceed the respective Consolidated Leverage Ratios as originally set forth in Section 7.1(a) of this Agreement prior to the effectiveness of the Amendment for four consecutive fiscal quarters, then the amount of Acquisition Capital Expenditures, Permitted Acquisitions and investments in Permitted Joint Ventures permitted hereunder shall not exceed such amounts as originally set forth in Section 7.8A of this Agreement prior to the effectiveness of the Amendment, which shall be an aggregate amount not to exceed $30,000,000 in each fiscal year (which amount shall include a maximum of up to $10,000,000 in each fiscal year which may be used for investments in new Permitted Joint Ventures formed or acquired after the Closing Date or the contribution of cash to existing Permitted Joint Ventures); provided, further,
                                                            --------  -------
however, that immediately after giving effect to any such Acquisition Capital
-------
Expenditure, Permitted Acquisition or investments in a Permitted Joint Venture,
(a) no Default or Event of Default shall have occurred and be continuing, and
(b) the Borrower and its Subsidiaries shall be in compliance, on a pro forma basis as at the end of the last fiscal quarter of the Borrower for which financial statements are available after giving effect thereto, with the covenants contained in Section 7.1 calculated as at the last day of the most recently ended fiscal quarter of the Borrower for which financial statements are available, as if such transaction (and any related incurrence or repayment of Indebtedness, with any new Indebtedness being deemed amortized over the applicable testing period in accordance with its terms, and with any Revolving Loans borrowed in connection with such acquisition being deemed to be repaid with excess cash balances as available) had occurred on the first day of each relevant period for testing such compliance (provided, that, with respect to
                                             --------
determining the compliance by the Borrower and its Subsidiaries with the covenant for Consolidated Leverage Ratio set forth in Section 7.1(a), each such ratio for the respective fiscal quarter set forth therein shall be deemed to have been decreased by 0.25, provided, further, that such decrease shall not
                             --------  -------
apply in the event the Consolidated Leverage Ratio is at or less than 3.00 to 1.00). With respect to any such amount as set forth above (including the amount allocated to investments in Permitted Joint Ventures), which is not expended in the period or fiscal year, as the case may be, for which it is permitted, up to 50% of each such amount may be carried over for expenditure in the next succeeding fiscal year.

III. Conditions Precedent.  This Amendment shall become effective as of the date
     --------------------
on which each of the conditions precedent set forth below shall have been satisfied or waived (the date such conditions are fulfilled, the "Amendment
                                                                  ---------
Effective Date"):
--------------

A.  Documents.
    ---------

1. Holdings, the Borrower, the Administrative Agent and the Required Lenders shall have executed and delivered this Amendment.

2. The Administrative Agent shall have received, to the extent that it has not theretofore received, a certificate of the Secretary or Assistant Secretary of each of Holdings and the Borrower as to the incumbency and signature of each of the officers signing this Amendment, and any other instrument or document delivered by Holdings and the Borrower in connection herewith, together with evidence of the incumbency of such Secretary or Assistant Secretary.

B.  No Default or Event of Default.  On and as of the Amendment Effective Date
    ------------------------------
and after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default shall have occurred and be continuing.

C.  Fees.  The Administrative Agent shall have received (i) for the ratable
    ----
account of the Lenders who have executed and delivered to the Administrative Agent this Amendment on or prior to March 17, 2000, an amendment fee in an amount equal to 0.50% of the amount of such Lenders' Commitments and (ii) all other fees and expenses (including the reasonable fees and expenses of legal counsel) incurred in connection with this Amendment, which fees shall be payable in immediately available funds on or prior to the Amendment Effective Date.

IV. General.
    -------

A.  Representation and Warranties.  To induce the Administrative Agent and the
    -----------------------------
Lenders parties hereto to enter into this Amendment, Holdings and the Borrower hereby jointly and severally represent and warrant to the Administrative Agent and Lenders parties hereto as of the Amendment Effective Date that:

1.  Power; Authorization; Enforceable Obligations.
    ---------------------------------------------

a. Each of Holdings and the Borrower has the corporate power and authority, and the legal right, to make, deliver and perform this Amendment, and to perform the Loan Documents, to which it is a party, as amended by this Amendment, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment and the performance of such Loan Documents, as so amended.

b. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment, or the Loan Documents to which it is a party, as amended by this Amendment, except for consents, authorizations, filings and notices which have been obtained or made and are in full force and effect.

c. This Amendment has been duly executed and delivered on behalf of Holdings and the Borrower.

d. This Amendment and the Loan Documents to which Holdings or the Borrower is a party, as amended by this Amendment, each, constitutes a legal, valid and binding obligation of Holdings and the Borrower, as the case may be, enforceable against each of Holdings and the Borrower, as the case may be, in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

2.  No Legal Bar.  The execution, delivery and performance of this Amendment and
    ------------
the performance of the Loan Documents to which Holdings or the Borrower, as the case may be, is a party, as amended by this Amendment, (a) will not violate or conflict with any Requirement of Law or any material Contractual Obligation of Holdings, the Borrower or any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation.

3.  No Change.  Since December 31, 1998 there has been no development or event
    ---------
that has had or is reasonably expected to have a Material Adverse Effect, except as disclosed to the Administrative Agent and the Lenders on or prior to March 1, 2000.

4.  Representations and Warranties in Loan Documents.  The representations and
    ------------------------------------------------
warranties made by each Loan Party in each Loan Document to which it is a party and herein are true and correct on and as of the Amendment Effective Date, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date, except to the extent that such representation and warranty is expressly limited by its terms to an earlier date.

B.  Continuing Effect of Loan Documents.  Except as expressly amended, modified
    -----------------------------------
and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

C.  Expenses.  The Borrower agrees to pay to the Administrative Agent and the
    --------
Lenders parties hereto all fees as set forth herein and to reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment and any other documents prepared in connection herewith, including the reasonable fees and expenses of counsel.

D.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND
    -------------
INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

E.  Counterparts.  This Amendment may be executed in any number of counterparts
    ------------
by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages thereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.


CONCENTRA MANAGED CARE, INC.


By: /s/ Thomas E. Kiraly
   ---------------------------

Name: Thomas E. Kiraly

Title: Executive Vice President and
        Chief Financial Officer


CONCENTRA OPERATING CORPORATION


By: /s/ Thomas E. Kiraly
   ---------------------------

Name: Thomas E. Kiraly

Title: Executive Vice President and
        Chief Financial Officer

                          THE CHASE MANHATTAN BANK,
                          as Administrative Agent and a Lender


                          By: /s/ Stephen P. Rochford
                             ------------------------------

                          Name: Stephen P. Rochford

                          Title: Vice President

DLJ CAPITAL FUNDING, INC., as Syndication Agent and a Lender


By: /s/ Dana F. Klein
   -------------------------

Name: Dana F. Klein

Title: Senior Vice President

                              CREDIT SUISSE FIRST BOSTON, as Co-Documentation Agent and a Lender


                              By: /s/ William S. Lutkins
                                 --------------------------------

                              Name:  William S. Lutkins

                              Title: Vice President






                              By: /s/ Thomas G. Muoio
                                 --------------------------------

                              Name:  Thomas G. Muoio

                              Title: Vice President

FLEET NATIONAL BANK, as Co-Documentation Agent and a Lender



By: /s/ Maryann S. Smith
   -------------------------

Name:  Maryann S. Smith

Title: Vice President

BANK AUSTRIA CREDITANSTALT
CORPORATE FINANCE, INC.


By: /s/ John G. Taylor
   -----------------------------

Name:  John G. Taylor

Title: Vice President


By: /s/ Robert M. Biringer
   -----------------------------

Name:  Robert M. Biringer

Title: Executive Vice President

                              CANADIAN IMPERIAL BANK OF COMMERCE


                              By: /s/ Koren Volk
                                 --------------------------

                              Name:  Koren Volk

                              Title: Authorized Signatory

                              CARLYLE HIGH YIELD PARTNERS, L.P.



                              By: /s/ Linda Pace
                                 -------------------------

                              Name:  Linda Pace

                              Title: Vice President

CREDIT LYONNAIS NEW YORK BRANCH



By: /s/ John C. Oberle
   ---------------------------

Name:  John C. Oberle

Title: Vice President

                              ELC (CAYMAN LTD., LENDER)
                              99-I



                              By: /s/ Joseph H. Towell
                                 ----------------------------

                              Name:  Joseph H. Towell

                              Title: Senior Vice President

                                        ELC (CAYMAN LTD., LENDER)
                                        99-II


                                        By:  /s/ Joseph H. Towell
                                            -----------------------------------
                                        Name:      Joseph H. Towell
                                        Title:     Senior Vice President

                                        ELC (CAYMAN LTD., LENDER)
                                        99-III


                                        By:  /s/ Joseph H. Towell
                                            -----------------------------------
                                        Name:      Joseph H. Towell
                                        Title:     Senior Vice President

                                        PILGRIM CLO 1999-1 LTD.

                                        By: Pilgrim Investments, Inc.,
                                            as its investment manager


                                        By:  /s/ MICHAEL PRINCE
                                            -----------------------------------
                                        Name:      Michael Prince, CFA
                                        Title:     Vice President

                                        KZH SHOSHONE, LLC


                                        By:  /s/ SUSAN LEE
                                            -----------------------------------
                                        Name:      Susan Lee
                                        Title:     Authorized Agent

                                        SANKATY HIGH YIELD PARTNERS II, L.P.



                                        By:  /s/ DIANE J. EXTER
                                            -----------------------------------
                                        Name:      Diane J. Exter
                                        Title:     Executive Vice President,
                                                   Portfolio Manager

GALAXY CLO 1999-I, LTD.



By: /s/ Sabur Moini
   -------------------------

Name:  Sabur Moini

Title: Authorized Signatory

                              SANKATY ADVISORS, INC. AS COLLATERAL MANAGER FOR GREAT POINT CLO 1999-1 LTD.



                              By: /s/ Diane J. Exter
                                 ----------------------------------------

                              Name:  Diane J. Exter

                              Title: Executive Vice President,
                                     Portfolio Manager

                              JACKSON NATIONAL LIFE INSURANCE
                              COMPANY



                              BY:  PPM AMERICA, INC., as Attorney-in-Fact,
                              on behalf of JACKSON NATIONAL LIFE
                              INSURANCE COMPANY



                              By: /s/ Michael Dire
                                 -------------------------------------

                              Name:  Michael Dire

                              Title: Senior Managing Director

KZH SHOSHONE, LLC



By:  /s/ SUSAN LEE
   --------------------------
Name:  Susan Lee

Title: Authorized Agent

                              KZH STERLING LLC



                              By: /s/ Susan Lee
                                 -------------------------------

                              Name:  Susan Lee

                              Title: Authorized Agent

KZH SOLEIL-2 LLC



By: /s/ Susan Lee
   ---------------------------

Name:  Susan Lee

Title: Authorized Agent

MASSMUTUAL HIGH YIELD PARTNERS II LLC



By: /s/ Clifford M. Noreen
   -----------------------------------

Name:  Clifford M. Noreen

Title: Vice President,
       HYP Management Inc.,
       As Managing Member

                              MASSACHUSETTS MUTUAL LIFE
                              INSURANCE COMPANY



                              By: /s/ Steven J. Katz
                                 ------------------------------

                              Name:  Steven J. Katz

                              Title: Second Vice President and
                                     Associate General Counsel

PERSEUS CDO I, LIMITED



By: /s/ Steven J. Katz
   -----------------------------------

Name:  Steven J. Katz

Title: Second Vice President and
       Associate General Counsel
       Massachusetts Mutual Life
       Insurance Company, As
       Collateral Manager

                              METROPOLITAN LIFE INSURANCE COMPANY



                              By: /s/ James R. Dingler
                                 ------------------------------------

                              Name:  James R. Dingler

                              Title: Director

MOUNTAIN CAPITAL CLO I LTD.



By: /s/ Darren P. Riley
   ------------------------------

Name:  Darren P. Riley

Title: Director

PARIBAS



By: /s/ David I. Canavan
   --------------------------------

Name:  David I. Canavan

Title: Managing Director


By: /s/ Stas Byhovsky
   --------------------------------

Name:  Stas Byhovsky

Title: Assistant Vice President

                              SEQUILS - PILGRIM I, LTD.



                              By: Pilgrim Investments, Inc.,
                                  as its investment manager


                              By: /s/ Michel Prince, CFA
                                 ---------------------------------

                              Name:  Michel Prince, CFA

                              Title: Vice President

PILGRIM CLO 1999-1 LTD.



By:   Pilgrim Investments, Inc.,
      as its investment manager



By:   /s/ MICHAEL PRINCE, CFA
   ------------------------------
Name:   Michael Prince, CFA

Title:  Vice President

                              PILGRIM PRIME RATE TRUST


                              By:   Pilgrim Investments, Inc.,
                                    as its investment manager




                              By: /s/ Michel Prince, CFA
                                 ---------------------------------

                              Name:  Michel Prince, CFA

                              Title: Vice President

SCOTIABANC INC.



By: /s/ Carolyn A. Calloway
   -------------------------------

Name:  Carolyn A. Calloway

Title: Director

                              SENIOR DEBT PORTFOLIO

                              By: Boston Management and Research as
                                  Investment Advisor

                              By: /s/ Scott H. Page
                                 -----------------------------

                              Name:  Scott H. Page

                              Title: Vice President

SOCIETE GENERALE



By: /s/ Cynthia A. Jay
   --------------------------

Name:  Cynthia A. Jay

Title: Managing Director

                              SRF TRADING, INC.



                              By: /s/ Kelly C. Walker
                                 ------------------------------

                              Name:  Kelly C. Walker

                              Title: Vice President

STEIN ROE & FARNHAM CLO I LTD.

By Stein Roe Farnham Incorporated,
As Portfolio Manager

By: /s/ James R. Fellows
   ---------------------------------

Name:  James R. Fellows

Title: Vice President

                              STEIN ROE FLOATING RATE LIMITED
                              LIABILITY COMPANY



                              By: /s/ James R. Fellows
                                 ----------------------------------------------

                              Name:  James R. Fellows

                              Title: Vice President
                                     Stein Roe & Farnham Incorporated,
                                     as Advisor to the Stein Roe Floating Rate
                                     Limited Liability Company

SUMMIT BANK



By: /s/ Miguel J. Medida
   ---------------------------

Name:  Miguel J. Medida

Title: Vice President

                                                            Annex A
                                                            -------

          PRICING GRID FOR REVOLVING CREDIT LOANS AND COMMITMENT FEES


Consolidated Leverage Ratio        Applicable Margin        Applicable Margin        Commitment Fee
                                   for Eurodollar           for ABR Loans            Rate
                                   Loans
----------------------------------------------------------------------------------======================
] 4.5 to 1.0                             3.50%                   2.50%                 0.50%
----------------------------------------------------------------------------------======================
[ 4.5 to 1.0 and $ 4.0 to 1.0            3.25%                   2.25%                 0.50%
----------------------------------------------------------------------------------======================
[ 4.0 to 1.0 and $ 3.5 to 1.0            3.00%                   2.00%                 0.50%
----------------------------------------------------------------------------------======================
[ 3.5 to 1.0                             2.75%                   1.75%                0.375%
========================================================================================================


Changes in the Applicable Margin with respect to the Revolving Loans resulting from changes in the Consolidated Leverage Ratio shall become effective on the date (the "Adjustment Date") on which financial statements are delivered to the
           ---------------
Lenders pursuant to Section 6.1 and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified above, then, until such financial statements are delivered, the Consolidated Leverage Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes of this definition be deemed to be greater than 4.5 to 1.0. In addition, at all times while an Event of Default shall have occurred and be continuing, the Consolidated Leverage Ratio shall for the purposes of this definition be deemed to be greater than 4.5 to 1.0. Each determination of the Consolidated Leverage Ratio pursuant to this pricing grid shall be made with respect to (or, in the case of Consolidated Total Debt, as at the end of) the period of four consecutive fiscal quarters of the Borrower ending at the end of the period covered by the relevant financial statements.